SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 11, 2003

Date of Report (Date of earliest event reported)

Lincoln National Corporation

(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Market Street, Suite 3900, Philadelphia, Pennsylvania 19102-2112

(Address of principal executive offices) (Zip Code)

(215) 448-1400

(Registrant’s telephone number)

Page 1 of 4 Pages
Exhibit Index on Page 4

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement dated 9/4/03
Pricing Agreement dated 9/4/03
Amended and Restated Trust Agreement dtd 9/11/03
Form of 6.75% Trust Preferred Security Certificate
Form of 6.75% Jr. Sub. Defer. Interest Debentures
Guarantee Agreement dated 9/11/03
Opinion of Sonnenschein Nath & Rosenthal LLP

Item 5. Other Events.

     On September 11, 2003, Lincoln National Corporation (“Lincoln”) and Lincoln National Capital VI, a Delaware statutory trust (the “Trust”), sold 6,000,000 6.75% Trust Preferred Securities, Series F (the “Series F Trust Preferred Securities”) of the Trust pursuant to an Underwriting Agreement and a Pricing Agreement relating to the Series F Trust Preferred Securities, each dated September 4, 2003, among Lincoln, the Trust, and A.G. Edwards & Sons, Inc., Citigroup Global Markets Inc., Wachovia Global Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as representatives of the several Underwriters. The Series F Trust Preferred Securities have been registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3, as amended (No. 333-84728) (the “Registration Statement”) previously filed with the Securities and Exchange Commission under the Securities Act of 1933. The following exhibits are being filed herewith in connection with the offering of the Series F Trust Preferred Securities pursuant to the Registration Statement.

Item 7. Financial Statements and Exhibits.

(a)     Exhibits.

Exhibit
Number	Description

1.1	Underwriting Agreement dated September 4, 2003.

1.2	Pricing Agreement dated September 4, 2003 among Lincoln and A.G. Edwards & Sons, Inc., Citigroup Global Markets Inc., Wachovia Global Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as representatives of the several Underwriters.

4.1	Amended and Restated Trust Agreement dated September 11, 2003, between Lincoln, as Depositor, and Bank One Trust Company, National Association, as Property Trustee, Bank One Delaware, Inc., as Delaware Trustee, and the Administrative Trustees named therein.

4.2	Form of 6.75% Trust Preferred Security certificate.

4.3	Form of 6.75% Junior Subordinated Deferrable Interest Debentures, Series F.

4.4	Guarantee Agreement dated September 11, 2003, between Lincoln, as Guarantor, and Bank One Trust Company, National Association, as Guarantee Trustee.

8.1	Opinion of Sonnenschein Nath & Rosenthal LLP with respect to certain tax matters.

Page 2 of 4 Pages

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By:	/s/ John L. Steinkamp

Name: John L. Steinkamp
Title: Vice President

Date: September 16, 2003

Page 3 of 4 Pages

EXHIBIT INDEX

Exhibit
Number	Description

1.1	Underwriting Agreement dated September 4, 2003.

1.2	Pricing Agreement dated September 4, 2003 among Lincoln and A.G. Edwards & Sons, Inc., Citigroup Global Markets Inc., Wachovia Global Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as representatives of the several Underwriters.

4.1	Amended and Restated Trust Agreement dated September 11, 2003, between Lincoln, as Depositor, and Bank One Trust Company, National Association, as Property Trustee, Bank One Delaware, Inc., as Delaware Trustee, and the Administrative Trustees named therein.

4.2	Form of 6.75% Trust Preferred Security certificate.

4.3	Form of 6.75% Junior Subordinated Deferrable Interest Debentures, Series F.

4.4	Guarantee Agreement dated September 11, 2003, between Lincoln, as Guarantor, and Bank One Trust Company, National Association, as Guarantee Trustee.

8.1	Opinion of Sonnenschein Nath & Rosenthal LLP with respect to certain tax matters.

Page 4 of 4 Pages